CONSENT AND SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

                  THIS CONSENT AND SECOND AMENDMENT (this "Consent and Amendment") is entered into as of April 22, 1999, between BIG SMITH BRANDS, INC., a Delaware corporation ("Borrower"), and NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION ("Lender").

                  WHEREAS, Borrower has advised Lender that it has entered into an agreement to (a) sell substantially all of its assets relating to its workwear products business, including machinery and equipment, raw materials, work-in-process, trims and finished goods related thereto (other than real property and certain intellectual property), to Walls Industries ("Buyer") and
(b) transfer all of its trademarks to a new entity known as Big Smith Holdings, Inc., which will, among other things, license the trademarks to Buyer (collectively, the "Transaction"); and

                  WHEREAS, Borrower has requested that Lender consent to the Transaction and release its liens on the assets being sold and on the trademarks being transferred, and Lender is willing to do so on the terms and conditions set forth herein; and

                  WHEREAS, Borrower has requested that Lender amend the Loan and Security Agreement between Borrower and Lender dated December 10, 1997, as amended (the "Loan Agreement") in various respects, and Lender has agreed to do so subject to the terms contained herein;

                  NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

                  2. Consent. Subject to the terms and conditions set forth herein, Lender hereby consents to the Transaction and agrees to release its liens on the assets of Borrower being sold to Buyer and on the trademarks being transferred to Big Smith Holdings, Inc.

                  3. Amendments to Loan Agreement

                  (a) Section 1(a) of Schedule A to the Loan Agreement is hereby amended and restated in its entirety as follows:

     "1.      Loan Limits for Revolving Loans:

              (a)     Maximum Facility
                      Amount:                    $7,000,000"

                  (b) Section 1(b)(ii) of Schedule A to the Loan Agreement is hereby amended and restated in its entirety as follows:

     "(ii)    Inventory Advance Rate(s):

              (A)   Finished goods:                             40%

              (B)   Raw materials:                              N/A

              (C)   Piece goods, work in process and trim:      N/A"

                  (c) Section 1(d) of Schedule A to the Loan Agreement is hereby amended and restated in its entirety as follows:

      "(d)  Inventory Sublimit(s):

                      (i)   Overall sublimit on advances against
                            Eligible Inventory                        $2,000,000

                      (ii)  Sublimit on advances against piece goods         N/A

                      (iii) Sublimit on advances against raw materials       N/A

                      (iv)  Sublimit on advances against work in process     N/A

                      (v)   Sublimit on advances against trim                N/A

                      (vi)  Sublimit on advances against Inventory
                            in outlet stores                                 N/A

                  (d) Section 1(e) of Schedule A to the Loan Agreement is hereby amended and restated in its entirety as follows:

      "(e)  Additional Advance Rates


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

     (i)   Equipment Advance Rate:              N/A

     (ii)  Real Property Advance Rate:          $114,000,   which  advance  rate
                                                will be  reduced to 0 in monthly
                                                increments   of  $2,600  on  the
                                                first day of each calendar month
                                                commencing May 1, 1999

     (iii)  Trademark Advance Rate:             N/A"

                  (e) Section 6(h) of Schedule A to the Loan Agreement is hereby amended and restated in its entirety as follows:

     "(h)  Early Termination Fee:               2.5%  of  the  Maximum  Facility
                                                Amount if terminated on or prior
                                                to  December  10, 1999 and 2% of
                                                the Maximum  Facility  Amount if
                                                terminated  after  December  10,
                                                1999  but  before  December  10,
                                                2001"

                  (f) Section 7 of Schedule A to the Loan Agreement is hereby amended and restated in its entirety as follows:

      "7.       Initial Maturity Date:               December 10, 2001"

                  (g) Section 8(e) of Schedule A to the Loan Agreement is hereby amended and restated in its entirety as follows:

     "(e)   Maximum Cumulative Net Loss:        $450,000;  if  exceeded,  Lender
                                                shall  have the  right to reduce
                                                the  Accounts  Advance  Rate  to
                                                80%"

                  (h) Section 9 of Schedule A to the Loan Agreement is hereby amended and restated in its entirety as follows:

      "9.   Borrower Information:

              (a)   Prior Names of Borrower:    Gemini   Marketing   Associates,
                                                Inc.

              (b)   Prior Trade Names of
                    Borrower:                   N/A


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

              (c)   Existing Trade Names of     Big Smith Brands, Inc., Big
                    Borrower:                   Smith, Big Smith Mountain
                                                Classics, Big Smith Vintage,
                                                Big Smith Kids

              (d)   Inventory Locations:        Big Smith Brands, Inc. (retail
                                                store)
                                                231 8th Street
                                                Miami Beach, Florida 33139

              (e)   Other Locations:            Big Smith Brands, Inc.
                                                (Administrative Office)
                                                7100 W. Camino Real, Suite 402
                                                Boca Raton, Florida 33433

              (f)   Litigation:                 See attached

              (g)   Ownership of Borrower:      N/A

              (h)  Subsidiaries (and ownership  Big Smith Global, Ltd. (100%)
                    thereof):                   Big Smith Holdings Corp. (60%)

              (i)   Facsimile Numbers:

             Borrower:                          (561) 367-8986

             Lender:                            (212) 597-1666"

                 4. Conditions to Effectiveness. This Consent and Amendment shall be effective from the date hereof upon receipt by Lender of (i) a fully executed copy of this Consent and Amendment; (ii) proceeds of the sale of assets to Buyer in an amount not less than $3,157,000, which amount shall be applied to repayment of the Obligations as provided in the Loan Agreement; (iii) a duly executed Consent and Amendment to the Deed of Trust in form and substance satisfactory to Lender; and (iv) an accommodation fee of $45,000.

                 5. Other Amendments. This Consent and Amendment shall constitute an amendment to the Loan Agreement and all of the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

                 6.   Miscellaneous.

                  (a) Warranties and Absence of Defaults. In order to induce Lender to enter into this Consent and Amendment, Borrower hereby warrants to Lender, as of the date hereof, that:

       (i) The representations and warranties of Borrower contained in the Loan Agreement are true and correct as of the date hereof as if made on the date hereof.

       (ii) All information, reports and other papers and data heretofore furnished to Lender by Borrower in connection with this Consent and Amendment, the Loan Agreement and the other Loan Documents are accurate and correct in all material respects and complete insofar as may be necessary to give Lender true and accurate knowledge of the subject matter thereof. Borrower has disclosed to Lender every fact of which it is aware which might adversely affect the business, operations or financial condition of Borrower or the ability of Borrower to perform its obligations under this Consent and Amendment, the Loan Agreement or under any of the other Loan Documents. None of the information furnished to Lender by or on behalf of Borrower contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained herein or therein not materially misleading.

       (iii)  No Event of Default or Default exists as of the date hereof.

                 (b) Expenses. Borrower agrees to pay on demand all costs and expenses of Lender (including the reasonable fees and expenses of outside counsel for Lender) in connection with the preparation, negotiation, execution, delivery and administration of this Consent and Amendment and all other instruments or documents provided for herein or delivered in connection herewith. In addition, Borrower agrees to pay, and save Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Consent and Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 4(b) shall survive any termination of this Consent and Amendment and the Loan Agreement as amended hereby.

                 (c) Governing Law. This Consent and Amendment shall be a contract made under and governed by the internal laws of the State of New York.

                 (d) Counterparts. This Consent and Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Consent and Amendment.

                 (e) Reference to Loan Agreement. On and after the effectiveness of the amendment to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Loan Agreement in any other Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Consent and Amendment.

                 (f) Successors. This Consent and Amendment shall be binding upon Borrower, Lender and their respective successors and assigns, and shall inure to the benefit of Borrower, Lender and the successors and assigns of Lender.


                   [Balance of Page Intentionally Left Blank}

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

                                     BIG SMITH BRANDS, INC.


                                     By______________________________

                                     Its_____________________________


                                     NATIONSCREDIT COMMERCIAL
                                     CORPORATION, THROUGH ITS
                                     NATIONSCREDIT COMMERCIAL FUNDING
                                     DIVISION


                                     By______________________________

                                     Its_____________________________




            ACKNOWLEDGEMENT AND REAFFIRMATION OF INDIVIDUAL GUARANTY

                  The undersigned hereby acknowledges that he has received and reviewed a copy of the foregoing Consent and Amendment to Loan and Security Agreement between Big Smith Brands, Inc. and NationsCredit Commercial Corporation, through its NationsCredit Commercial Funding Division of even date herewith. The undersigned hereby reaffirms his obligations to Lender under and as defined in that certain Individual Guaranty issued by the undersigned in favor of Lender and dated December 5, 1997.


                                     ------------------------------------------
                                     S. PETER LEBOWITZ

                                     Dated:  March ___, 1999


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